SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 8, 2004

TransTechnology Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7872	95-4062211

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Liberty Ave, Union, New Jersey		07083

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 688-2440

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 7.01 Regulation FD Disclosure.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99 PRESS RELEASE

ITEM 7.01 Regulation FD Disclosure.

     On November 8, 2004, the Registrant reported that it had lowered its fiscal 2005 target for earnings before interest, taxes, depreciation and amortization (“EBITDA”) from the previously announced $14.0 million to $11.2 million. The reduction in the target is primarily attributable to lower than anticipated gross margins in the overhaul and repair operation of the company’s Breeze-Eastern division and greater than estimated costs associated with the investigation by the United States Attorney’s office of that operation.

     Reference is made to the news release dated November 8, 2004, a copy of which is filed as Exhibit 99 to this Form 8-K.

ITEM 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. None

(b)	Pro Forma Financial Information. None

(c)	Exhibits.

Exhibit	Description

99	Press Release issued November 8, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSTECHNOLOGY CORPORATION
	By:	/s/ Joseph F. Spanier
Joseph F. Spanier, Vice President, Chief
Date: November 9, 2004		Financial Officer and Treasurer

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